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                      SECURITIES AND EXCHANGE COMMISSION

                            Washington, D.C. 20549


                                   FORM 8-K

                                CURRENT REPORT

    PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934



      Date of Report (Date of earliest event reported):  January 24, 2001



                          AMBAC FINANCIAL GROUP, INC.
            (Exact name of Registrant as specified in its charter)



        Delaware                     1-10777                   13-3621676
(State of incorporation)     (Commission file number)      (I.R.S. employer
                                                           identification no.)

One State Street Plaza                                     10004
New York, New York                                         (Zip code)
(Address of principal executive offices)



                                 (212) 668-0340
              (Registrant's telephone number, including area code)



                              Page 1 of 15 Pages

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                          Index to Exhibits on Page 4

Item 5.    Other Events


   On January 24, 2001, Ambac Financial Group, Inc. (the "Registrant") issued a press release containing unaudited interim financial information and accompanying discussion for the 2000 fourth quarter and full-year earnings.
Exhibit 99.05 is a copy of such press release and is incorporated herein by reference.


Item 7.        Financial Statements, Pro Forma Financial Information and
               Exhibits

          (c)  Exhibits.

               Exhibit Number                Item
               --------------                ----

                    99.05 Unaudited interim financial statements and accompanying discussion for the three months ended December 31, 2000 and the year ended December 31, 2000 contained in the press release issued by the Registrant on January 24, 2001.

                                 SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                       Ambac Financial Group, Inc.
                                       (Registrant)



Dated:      January 24, 2001           By: /s/ Frank J.Bivona
                                           --------------------------------
                                           Frank J. Bivona
                                           Vice Chairman and Chief
                                           Financial Officer

                               INDEX TO EXHIBITS
                               -----------------


Exhibit
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Number         Description of Exhibit
------         ----------------------


 99.05 Unaudited interim financial statements and accompanying discussion for the three months ended December 31, 2000 and the year ended December 31, 2000 contained in the press release issued by the Registrant on January 24, 2001.